NanoFlex Power Corporation

Your perception of solar is obsolete.



FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking information about NanoFlex Power Corporation, a Florida corporation and its wholly-owned subsidiary, Global Photonic Energy Corporation, a Pennsylvania corporation (collectively, the “Company”). All statements other than statements of historical facts included herein regarding the Company’s financial position, business strategy, growth strategy and other plans and objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and similar expressions that may tend to suggest a future event or outcome are not guarantees of performance and are inherently subject to numerous risks and uncertainties, many of which cannot be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those contained herein. Potential investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including without limitation, the risks set forth "Risk Factors" contained in the Company's Annual Reports on Form10-K. Potential investors are urged to carefully consider all risk-factors highlighted in the private placement memorandum. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statement. This is not a solicitation to sell nor offer to buy.

COMPANY SNAPSHOT

NanoFlex Power Corporation develops advanced solar technologies which enable high performance thin films for ubiquitous solar power.

Extensive foundational intellectual property with >130 issued/pending U.S. patents, plus foreign counterparts.

Commercializing two distinct technology platforms:

ULTRA-HIGH EFFICIENCY THIN FILMS

Highest performance PV materials in flexible, lightweight thin films at competitive prices

AESTHETIC, LOW COST THIN FILMS

Organic PV in various colors, transparencies & form factors at the lowest prices

MAJOR MESSAGES

- Executing first major joint development agreement with leading GaAs solar manufacturer to commercialize NanoFlex's cost reduction technology
- JDA aims to bring ultra-high performance GaAs to solar markets at costs that are estimated to be >90% lower than current GaAs solar cells
- Targeting these GaAs cells first to military & specialized mobile applications and then to very high potential BIPV applications to enable Net Zero Energy buildings
- NanoFlex's second key technology, Organic Photovoltaics, can be applied to windows & glass curtain walls to enable ubiquitous solar
- NanoFlex-enabled solar solutions show potential to dramatically outcompete current thin films across key performance & cost metrics
- Capital efficient business model focuses on fab-less manufacturing and licensing with key industry partners

GALLIUM ARSENIDE SOLAR TECHNOLOGY
ULTRA-HIGH EFFICIENCY THIN FILMS



Unmanned Aerial Vehicle with GaAs Solar Cells



Flexible, Ruggedized Solar Sheet on Space-Constrained Commercial Rooftop

Source: SolAero Technologies (L); CoolFlatRoof.com (R)

NANOFLEX POWER CORPORATION

FIRST MAJOR DEVELOPMENT AGREEMENT SIGNED WITH GaAs SOLAR CELL LEADER

Validates NanoFlex's GaAs technology & begins commercialization of cost-competitive GaAs thin films for aerospace & terrestrial markets.

- Partner is a world leader in GaAs solar cells, powering >160 space missions
- JDA signals readiness of NanoFlex's GaAs technology to begin commercialization
- Engineers jointly working on implementing NanoFlex technology in their manufacturing process & in their product designs
  - Path to licensing of NanoFlex IP for aerospace applications
  - Path to supplying NanoFlex with cells for customer demonstrations & new market development
  - Path to commercialization of low cost GaAs thin films for terrestrial applications like mobile power and BIPV

LOW COST, HIGH POWER THIN FILMS WOULD OPEN & EXPAND NEW SOLAR MARKETS

What if you could bring the ultra-high efficiency of GaAs solar cells to terrestrial applications by making it cost competitive…


GaAs
InP
Organic
CIGS
CdTe
a-Si
c-Si
Watts / gram
Watts / m²
0
1
2
3
4
5
6
7
0 50 100 150 200 250 300 350



…and in extremely thin and flexible form factors?

Source: University of Michigan, NanoFlex Power

NANOFLEX'S PATENTED TECHNOLOGY ENABLES GaAs THIN FILMS AT BREAKTHROUGH PRICES

Reduce GaAs solar cell cost by >90% by re-using the GaAs parent wafer via Non-Destructive Epitaxial Lift Off (ND-ELO).



THIN FILM SUBSTRATE
(PLASTIC OR METAL FOIL)
ACTIVE SOLAR REGION
SELECTIVE ETCHING OF SACRIFICIAL LAYER
PARENT WAFER
RE-USABLE WAFER SURFACE
ND-ELO creates a pristine wafer surface ready for regrowth without any degradation in surface quality or solar cell performance

Potential to reuse the same parent wafer 100s of times!

Source: University of Michigan

NanoFlex Power Corporation

ND-ELO PROCESS VALIDATION ON GaAs SOLAR CELL

Lifted-off Thin-film



Cleaned Parent Wafer



Pristine parent wafer surface after protection layer removal


10.0 nm
0.0 nm
0.2 0.4 0.6 0.8 um
5nm
-5nm

RMS : 0.5nm (069xt)

Source: NanoFlex Power, University of Michigan

MINI-CONCENTRATORS BRING DIFFUSE LIGHT INTO THESE HIGH PERFORMANCE GaAs CELLS

Enabling energy harvesting in diffuse light further reduces cost by using less semiconductor material in the cell.

Compound Parabolic Concentrator (CPC)



CPC opening
Acceptance angle
Axis of Parabola 2
Axis of Parabola 1
Parabola 2
Solar cell opening
Parabola 1

Wide acceptance angle captures equivalent energy production density (kW-hrs/m^2) with less cost

NanoFlex Mini-Integrated Concentrator Array ("MICA") CPC



MICA integrated with GaAs thin film cells

Reduces required semi-conductor material by 90%

Source: University of Michigan

WAFER REUSE, MICA, & EFFICIENCY GAINS BREAK THE COST CURVE ON GaAs



$60
$50
$40
$30
$20
$10
$0
Cost per Watt
$50.02/W
$3.88/W
$0.49/W
$0.41/W
1
NanoFlex's ND-ELO process reduces cost by >90%
2
NanoFlex's MICA concentration drives >85% further cost reduction
3
Efficiency gains drive costs below the DOE's $0.52/W price target
GaAs Substrate Cell
NanoFlex 24
NanoFlex 24 MICA (10x)
NanoFlex 30 MICA (10x)
Wafer
CMP
Material
Depreciation
Misc
Packaging
Mini-Concentrator

Notes: Projections reflect estimated module costs in the 2020 timeframe; detailed assumptions provided in appendix
Source: National Renewable Energy Laboratory, NanoFlex Power, University of Michigan

NANOFLEX GaAs THIN FILMS DRAMATICALLY OUTPERFORM IN DEMANDING APPLICATIONS

Ultra-high efficiency in a lightweight and flexible thin film unlocks sizable markets for mobile power and BIPV.

2.3x higher power per m^2


Power to Surface Area Ratio
Watt / m2
350
300
250
200
150
100
50
0
311
135
176
NanoFlex 30 MICA Flexible High Power Sheet
CIGS Flexible Solar Sheet
Monocrystalline Semi-Bendable Solar Sheet

2.2x higher power per kg


Power to Weight Ratio
Watt / kg
150
125
100
75
50
25
0
118
55
55
NanoFlex 30 MICA Flexible High Power Sheet
CIGS Flexible Solar Sheet
Monocrystalline Semi-Bendable Solar Sheet

NanoFlex 30 MICA Ultra-High Efficiency Rooftop Application

Notes: Estimates by NanoFlex & GreenPath Technologies for production-level sheet assembly of NanoFlex solar cells & metrics reflect MICA's energy production density (kW-hr/m²); CIGS from From MiaSole FLEX-01W specifications; Monocrystalline from Renogy RNG-100DB specification (100W)

HIGHLY COMPETITIVE COST STRUCTURE PRESENTS ATTRACTIVE MARGIN POTENTIAL

NanoFlex's GaAs cost breakthroughs create the highest performance thin film at the lowest cost.

80% margin potential at competitor prices



NanoFlex Cost vs. Competitor Prices
$ / Watt
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.41
80% margin potential
$2.00
$2.30
NanoFlex 30 MICA Flexible High Power Sheet
CIGS Flexible Solar Sheet
Monocrystalline Semi-Bendable Solar Sheet

NanoFlex 30 MICA Ultra-High Efficiency Rooftop Application

Notes: Estimates by NanoFlex & GreenPath Technologies for production-level sheet assembly of NanoFlex solar cells and Price/W metric reflects MICA's reduced price per energy production density (kW-hr/m^2); Price for MiaSole FLEX-01W CIGS from industry sources; Monocrystalline from Renogy RNG-100DB (100W)

GaAs THIN FILM TECHNOLOGY EVOLUTION, VALUE CREATION & MARKET EXPANSION



Next Generation
ND-ELO
Integrated Low-Cost Solar Tracking
50x ND-ELO with Mini-Concentrators
5x ND-ELO
GaAs Thin Films
Time
Value Creation

4 Step-change cost reduction for broader market entry

3 Increases energy production density for BIPV & BAPV

2 Achieves cost structure capable of enabling initial terrestrial markets

1 Dramatically reduces GaAs solar cell cost for space applications

ORGANIC PHOTOVOLTAICS (OPV) AESTHETIC, SEMI-TRANSPARENT THIN FILMS


NanoFlex
POWER CORPORATION

Tinted, Semi-Transparent OPV Solar Thin Films



PV Curtain Wall by BISEM at Guardian Industries Science and Technology Center in Detroit, Michigan

NANOFLEX POWER CORPORATION

OPV IS A CLOSE COUSIN OF THE HIGHLY SUCCESSFUL ORGANIC LIGHT EMITTING DIODE (OLED)

Similar to OLEDs, NanoFlex OPVs use small organic molecules, but instead of emitting light, they absorb light to generate electricity.



Samsung Galaxy S6 Edge with OLED display


LG

LG 55" OLED television



LG Chemical flexible OLED lighting prototype

NANOFLEX'S OPV TECHNOLOGY

With various colors, transparencies & form factors, OPV thin films are ideally suited for encapsulation within windows & glass assemblies for high-quality aesthetic applications.

NanoFlex Tinted OPV Cells	OPV Window Structure	Application Concepts
		

NANOFLEX
POWER CORPORATION

Moisture absorbing desiccant
Spacer



Onyx Solar PV Skylight & PV Curtain Wall

Source: University of Michigan, Onyx Solar

AESTHETIC & FLEXIBLE FORM FACTOR OPV UNLOCKS NEW MARKETS FOR SOLAR POWER

"High quality transparent PV is the holy grail of the BIPV world."

- Greg Kiss of Kiss + Cathcart, Architects

- ✓ Full range of colors, transparencies & architectural shapes
- ✓ Generate sufficient power to drive toward zero net cost of the building component
- ✓ Allow direct implementation in windows with varying transparencies & tints
- ✓ Glass manufacturers should be able to apply the PV glazing on the windows
- ✓ Cost of PV application on windows consistent regardless of size & shape
- ✓ Flexibility of the product should allow for glass curvature
- ✓ Color quality & aesthetics must hold up over a reasonable time with no change

THE RECOGNIZED LEADER IN OPV

NanoFlex has rights to the most extensive IP portfolio covering small molecule OPV and its devices have achieved best-in-class performance.


Power Conversion Eff. (%)
15
10
5
0
Small Molecule
NanoFlex – Single Junction
NanoFlex – Multi-Junction
Polymer
1975
1980
1985
1990
1995
2000
2005
2010
2015

NanoFlex's multi-junction OPV device has achieved 12.6% efficiency

Source: NREL, University of Michigan

OPV TRANSFORMS THE COST CURVE FOR SOLAR WITH ROLL-TO-ROLL PROCESSING



$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
Cost per Watt
1
Low materials costs
2
Roll-to-roll processing creates breakthrough cost structure
3
Conversion efficiency improvements drive further cost reduction
$1.03/W
$0.27/W
$0.23/W
NanoFlex 17 (Low Vol, 15% PCE)
NanoFlex 17 (High Vol, 15% PCE)
NanoFlex 17 (High Vol, 17% PCE)
Materials
Barrier Coating
Depreciation
Electrical Interconnects
Misc (labor, OH, etc.)

References: National Renewable Energy Laboratory, NanoFlex Power, University of Michigan, University of Southern California; assumes opaque cell

MARKET DEVELOPMENT STRATEGY: FROM HIGH VALUE TO HIGH VOLUME

Initial focus on high value applications …

GaAs starts with aerospace & specialty field applications
OPV starts with BIPV glazing applications

- Gallium Arsenide
- OPV
- Gallium Arsenide & OPV

Aerospace

<1 MW, $300-400M
Ultra-high performance GaAs solar arrays for space vehicles & unmanned drones

Specialty Field

50-160 MW, $500-800M*
High efficiency, flexible & transportable GaAs solar sheets and portable packs for military, emergency response, outdoor enthusiasts, etc.

BIPV

1.0 GW, $1.4 billion
Low-cost, semi-transparent OPV for integration into windows, skylights, glass spandrels & glass curtain walls; high efficiency GaAs thin films for opaque applications

Rooftop

~15 GW, $10 billion
Low-cost, high efficiency, flexible GaAs membranes for flat commercial rooftops & space-constrained applications; power augmentation for rooftop silicon PV

Consumer

Low-cost, flexible semi-transparent (OPV) or high efficiency (GaAs) thin films and paints for consumer electronics, wearables, automotive applications, remote sensors, etc.

…transition to enabled applications & larger markets

Source: Aerospace market data from Emcore SEC filings & Spectrolab media sources; *Field & Mobile reflect NanoFlex estimates of future market potential; BIPV estimates from BCC Research; Rooftop volume estimates from EPIA, NanoFlex est. 1/2 of rooftop market is commercial; pricing assumptions from DOE Sunshot

NET ZERO BUILDING REGULATIONS DRIVE DEMAND FOR FLEXIBLE BIPV SOLUTIONS

Global BIPV installations expected to increase from 1.6 GW in 2014 to more than 2.6 GW in 2019.

- BCC Research

Big Bold Goals- Adopted 2007-08 by Energy, Utilities Commissions

- All new residential construction in California will be zero net energy by 2020
- All new commercial construction in California will be zero net energy by 2030
  - 50% of existing commercial buildings will be retrofit to ZNE by 2030



DPR Construction San Diego Corporate Office, Chip Fox, DG&E



One Sky Homes Cottle House in San Jose, Allen Gilliand

NANOFLEX TECHNOLOGIES ARE KEY ENABLERS TO CREATING NET ZERO ENERGY BUILDINGS

Ultra-high efficiency GaAs & high quality aesthetic OPV empower surfaces on buildings where solar is not currently practical, increasing total energy harvesting.


Aluminum Panel
PV Spandrel Glass
PV Window
PV Panels

BISEM Net Zero Envelope™

Source: BISEM

NANOFLEX HOLDS KEY PATENTS ON MATERIALS, ARCHITECTURES AND PROCESSES

Exclusive rights to an extensive portfolio of issued/pending U.S. patents (plus foreign counterparts) covering all aspects of our breakthrough technologies.

MATERIALS

Materials made from common elements at very low costs that assemble into desired structures

- Fullerene acceptors
- Blocking layers
- New materials for visible & infrared sensitivity

ARCHITECTURES

Proprietary device architectures utilize material-specific characteristics to enable high power output and long life

- Multi-junction organic solar cell
- Blocking layers
- Mixed layer & nanocrystalline cells
- Solar paints
- Transparent/semi-transparent cells
- Mini-compound parabolic arrays
- Monolithically integrated micro-inverters

PROCESSES

Proprietary processes for ultra-low-cost fabrication of high-performance materials and architectures

- Scalable growth technologies
- Protective & sacrificial layering of GaAs growth
- Cold weld bonding
- Roll-to-roll mini-concentrator array processing

Legend: Orange = Gallium Arsenide; Blue = OPV

(Blue/OPV: Fullerene acceptors; Blocking layers; New materials for visible & infrared sensitivity; Multi-junction organic solar cell; Blocking layers; Mixed layer & nanocrystalline cells; Solar paints; Transparent/semi-transparent cells; Scalable growth technologies. Orange/Gallium Arsenide: Mini-compound parabolic arrays; Monolithically integrated micro-inverters; Protective & sacrificial layering of GaAs growth; Cold weld bonding; Roll-to-roll mini-concentrator array processing.)

COMMERCIALIZATION & MONETIZATION STRATEGY

Capital efficient business model based on joint development, licensing, & fabless manufacturing with major industry partners.

Invention	Product Development	Prototypes & Demos	License	Fabless Production

Research Labs → *NanoFlex Engineering* → *Manufacturing Fabs*

Monetize technology through four revenue sources


Product Sales
Licensing Royalties
Development Revenue
Government Grants and Sponsored R&D

ACTIVITIES & MILESTONES NEXT 12 MONTHS

Prioritizing the commercialization of NanoFlex's GaAs thin film technology in the near-term, with a transition from research to development activities.

- ✓ Complete GaAs joint development & sign license agreement with partner
- ✓ Receive government funding for GaAs product development
- ✓ Commence GaAs demonstrations with integration partners
- ✓ Grow engineering team for technology transfer
- ✓ Advance OPV technology & form strategic industry partnership(s)
- ✓ Initiate professional marketing campaign

NanoFlex Power Corporation

THE NANOFLEX TEAM

Management Team		
Dean L. Ledger	Co-Founder, CEO, Director	35 years experience financing & developing technology opportunities; prev Director & EVP at Universal Display Corporation (Nasdaq: OLED)
Robert J. Fasnacht	Executive Vice President, Director	Private law practice; General Counsel & Director for privately held restaurant franchisor; B.S. Chemistry; J.D.
J. Norman Allen	Chief Technology Officer	35 years in battery, semiconductor, green energy ventures; prev President of New Products & Tech at Duracell; Founder/CEO of PowerSmart Electronics; Founder/COO of Ultracell; Founder/CEO of Solidia Technologies; Greentech Advisor at Kleiner Perkins; Operating Partner at Potomac Energy Fund
Mark Tobin	Chief Financial Officer	18 years experience with advanced technology development within industry and the capital markets; prev Director of Research at Roth Capital Partners; Science Applications International Corporation; U.S. Air Force officer
Founding Scientists		
Dr. Stephen R. Forrest	University of Michigan	Professor of Electrical Engineering, Materials Science & Engineering, & Physics; track record of delivering commercially successful companies; Director at Applied Materials (Nasdaq: AMAT)
Dr. Mark E. Thompson	University of Southern California	Professor of Chemistry, Chemical Engineering, & Materials Science; instrumental in discovery & development of OLED technology

INVESTMENT HIGHLIGHTS

- Solar power has only scratched the surface of its total opportunity due to limitations of existing technologies in addressing BIPV applications
- Executing first major joint development agreement (JDA) to commercialize NanoFlex's revolutionary GaAs technology
- NanoFlex-enabled solar solutions show potential to dramatically outcompete current thin films across key performance metrics
- NanoFlex's GaAs & OPV technologies can unlock the vast BIPV market, enabling Net Zero Energy buildings & contributing to ubiquitous solar
- Capital efficient business model focuses on close collaboration with key industry partners to mitigate risk and accelerate market penetration

NanoFlex Power Corporation
OTCQB: OPVS


This changes everything.
Really.

Dean L. Ledger
Chief Executive Officer
(480) 585-4200
dledger@nanoflexpower.com